SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

 Deutsche Ultra-Short Investment Grade Fund

Effective on December 1, 2016, the following section of the summary prospectus are supplemented as follows:

The following disclosure replaces existing disclosure contained in the “INVESTMENT OBJECTIVE” section.

The fund seeks to provide current income consistent with the preservation of capital and liquidity.

Please Retain This Supplement for Future Reference

September 27, 2016
PROSTKR-703